                                                                  Exhibit 10(vi)

                                    AMENDMENT
                                     TO THE
                                WITCO CORPORATION
                           DEFERRED COMPENSATION PLAN

                  WHEREAS, Witco Corporation (the "Company") is considering entering into the Agreement and Plan of Reorganization by and among Crompton & Knowles Corporation, Park Merger Co. and the Company (the "Merger Agreement"); and

                  WHEREAS, the Company has determined that the transactions contemplated by the Merger Agreement should be considered a "Change in Control" of the Company for purposes of the Witco Corporation Deferred Compensation Plan (the "Plan").

                  NOW THEREFORE, the Company hereby amends the Plan as follows:

                  1. The definition of "Change in Control" contained in the Plan is hereby amended by adding the following to the end thereof:

                  Notwithstanding anything to the contrary contained herein, a merger, consolidation, reorganization or other business combination involving the Company and Crompton & Knowles Corporation ("C&K") or any affiliate of C&K shall be considered a "Change in Control" for all purposes of the Plan.

                  2. Section VII(B) is hereby amended by adding the following paragraph to the end thereof:

                  Notwithstanding the foregoing, in the event of a Change in Control, the Company, in its sole discretion, may permit employees to defer payment of the amount calculated above to a subsequent date approved by the Company.

                  IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the date set forth below.


                                              WITCO CORPORATION,


                                              /s/ E. Gary Cook
                                              ----------------------------------
                                              Name:  E. Gary Cook
                                              Title: Chairman, President and
                                                         CEO


Date:  May 31, 1999
      --------------